Exhibit 10.3

Execution Copy

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Assignment”), dated as of July 30, 2007, is made and entered into by and among Royalty Securitization Trust I, a Delaware statutory trust (“RST”), Royalty Financial Company LLC, a Delaware limited liability company (“RFC”) and Paul Royalty Fund, L.P., a Delaware limited partnership formerly known as Paul Capital Royalty Acquisition Fund, L.P. (“PRF”), and Orthovita, Inc., a Pennsylvania corporation (“Orthovita”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, RST and Orthovita have entered into a Purchase and Sale Agreement, dated as of July 30, 2007 (the “Agreement”) pursuant to which, among other things, RST agreed to sell, assign, convey and transfer to Orthovita, and Orthovita agreed to purchase from RST, the Assigned Interests, for consideration in the amount and on the terms and conditions provided therein; and

WHEREAS, the parties now desire to carry out the purposes of the Agreement by the execution and delivery of this instrument evidencing Orthovita’s purchase and acceptance of the Assigned Interests.

NOW, THEREFORE, in consideration of the foregoing premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Sale and Assignment of Assigned Interests. RST hereby transfers, sells, conveys and assigns to Orthovita, free and clear of all Liens, the Assigned Interests and all of its rights in and to the RIAA. Each of RFC and PRF hereby transfers, sells, conveys and assigns to Orthovita, without recourse and without representation or warranty, any and all right, title and interest that RFC or PRF may have in the Assigned Interests and the RIAA.

Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party any and all documents or instruments, and shall take any and all actions, reasonably required by such other party, to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of the Agreement and this Assignment and the transactions contemplated thereby and hereby.

Purchase and Sale Agreement. This Assignment is entered into pursuant to and is subject in all respects to all of the terms, provisions and conditions of the Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Assignment and the Agreement, the terms, provisions and conditions of the Agreement shall govern.

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Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL BUSINESS LAW OF THE STATE OF NEW YORK).

Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single agreement.

Trustee Capacity. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered on behalf of RST by Deutsche Bank Trust Company Delaware, as Owner Trustee (the “Owner Trustee”), not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the trust agreement of RST, (ii) each of the representations, undertakings and agreements herein made on the part of RST is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only RST and (iii) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of RST or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by RST under this Assignment.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed as of the date first above written.

ROYALTY SECURITIZATION TRUST I

By:	Deutsche Bank Trust Company
Delaware, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Michelle Siwik
	Name:	Michelle Siwik
	Title:	Associate

By:	/s/ Edward A. Reznick
	Name:	Edward A. Reznick
	Title:	President

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]

PAUL ROYALTY FUND, L.P.

By:	Paul Capital Management, LLC, its General Partner

By:	Paul Capital Advisors, L.L.C., its Manager

By:	/s/ Lionel Leventhal
	Name:	Lionel Leventhal
	Title:	Manager

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]

ROYALTY FINANCIAL COMPANY LLC

By:	Paul Capital Advisors, L.L.C., its Manager

By:	/s/ Lionel Leventhal
	Name:	Lionel Leventhal
	Title:	Manager

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]

ORTHOVITA, INC.

By:	/s/ Antony Koblish
	Name:	Antony Koblish
	Title:	President and CEO

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]